Commitments (Details) - AUD ($) $ in Thousands		Jun. 30, 2025	Jun. 30, 2024
Commitments [Abstract]
Capital expenditure commitments		$ 18,327	$ 14,799
Exploration expenditure commitments	[1]	731	5,995
Other contractual commitments		42,626	27,224
Total commitments		$ 61,684	$ 48,018

[1]	The Group must meet minimum expenditure commitments on granted exploration tenements to maintain those tenements in good standing. If the relevant tenement is relinquished, the expenditure commitment also ceases.